UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 10, 2004

VIVUS, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER: 0–23490

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	94–3136179 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1172 CASTRO STREET MOUNTAIN VIEW, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES	94040 (ZIP CODE)

(650) 934–5200
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On November 9, 2004, VIVUS, Inc. announced the appointment of Timothy E. Morris, CPA as Vice President, Finance and Chief Financial Officer, to serve as the Company’s Principal Financial Officer and Principal Accounting Officer. Lori E. Forrest, CPA, Interim Principal Financial and Principal Accounting Officer, will continue as the Corporate Controller. Mr. Morris is 43 years old. For the last 12 years he has held senior positions in the biotech and technology industries, nine of those years as chief financial officer. Most recently, Mr. Morris served as member of the office of the president, chief financial officer and senior vice president of finance & administration at Questcor Pharmaceuticals Inc. Previous to this position, his healthcare experience included serving as vice president of finance & administration and chief financial officer at RiboGene, Inc., the predecessor company to Questcor. Prior to RiboGene, Mr. Morris served as chief accounting officer, acting chief financial officer and senior director, finance for Glycomed Incorporated. Mr. Morris earned a BS degree, cum laude, in Business with an emphasis in Accounting from California State University, Chico, and in 1996 Mr. Morris became a certified public accountant.

        Mr. Morris will be provided with VIVUS’ standard indemnification agreement for officers of the Company, which provides, among other things, that VIVUS will indemnify Mr. Morris, under the circumstances set forth therein, for defense expenses, damages, judgments, fines and settlements incurred by him in connection with actions or proceedings to which he may be a party as a result of his position as an officer, employee, agent or fiduciary of the Company, and otherwise to the full extent permitted under the Company’s bylaws and Delaware law.

        A copy of the press release making such announcement is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.  Exhibits.

Exhibit
Number	Description

99.1	Press Release dated November 9, 2004 announcing the appointment of Timothy E. Morris, CPA as Vice President, Finance and Chief Financial Officer, to serve as the Company’s Principal Financial Officer and Principal Accounting Officer.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 10, 2004

VIVUS, INC.

/s/ TIMOTHY E. MORRIS Timothy E. Morris Vice President, Finance and Chief Financial Officer

/s/ LELAND F. WILSON Leland F. Wilson President and Chief Executive Officer